Exhibit 99.1

ARMOUR RESIDENTIAL REIT, Inc. Company Update November 23, 2010

www.armourreit.com

PLEASE READ: Important Regulatory and Yield Estimate Risk Disclosures

Certain statements made in this presentation regarding ARMOUR Residential REIT, Inc. (“ARMOUR” or the “Company“), and any other statements regarding ARMOUR’s future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections for ARMOUR’s business, and plans for future growth and operational improvements. A number of important factors could cause actual results or events to differ materially from those indicated by such forwardlooking statements. ARMOUR assumes no obligation to update the information looking statements. in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities, financial instruments, or common or privately issued stock. The statements, information and estimates contained herein are based on information that the presenter believes to be reliable as of today's date, but cannot be represented that such statements, information or estimates are complete or accurate.

Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainly. Estimated yields do not reflect any of the costs of operation of ARMOUR.

# ARMOUR Residential REIT, Inc. – Introduction

| | |
|---|---|
| **Balance Sheet Targets** | • By charter, ARMOUR only invests in Agency assets.<br>• Gross asset weighted average duration target of 2.5 or less.<br>• Net balance sheet weighted average duration target of 1.5 or less.<br>• Hedge asset and funding rate risk on as much as 40% of non-ARM assets.<br>• Hold 40% of unlevered equity in cash.<br>• Debt to equity target of 8.8x - 9.0x. |
| **Portfolio Strategy** | • Invest in low duration Agency mortgage securities.<br>• Diversify broadly to limit idiosyncratic pool risk.<br>• Close focus on prepayment profile – credit, structure, and other characteristics to select better performing assets.<br>• Smaller pools ("odd lots") for better returns and diversification. |
| **Transparency and Governance** | • Portfolio and liability details are updated monthly at www.armourreit.com.<br>• Premium amortization is expensed monthly as it occurs.<br>• Hedge positions are marked-to-market daily.<br>• Non-Executive Board Chairman. |

ARMOUR RESIDENTIAL REIT

# ARMOUR Investment Methodology

**Management has a very focused and disciplined approach to evaluating assets for inclusion in the ARMOUR portfolio.**

- **Agency Only Securities**
  - By charter, ARMOUR can only invest in Agency Securities.
- **Low Duration Assets**
  - Target a weighted average gross asset duration of 2.5 or less to reduce gross interest rate exposure.
- **Highly Liquid Assets**
  - Purchase those Agency mortgage assets that are highly liquid (easily traded, priced, and financed).
- **Diversified Sources**
  - Source assets through a mix of direct purchases from:
    1) Originators
    2) Dealer inventories
    3) Bid lists
- **Loan Analysis**
  - Original loan balance size
  - Year of origination
  - Originating company
  - Loan seasoning
  - Principal amortization schedule
  - Original loan-to-value ratio
  - Geography
- **Pool Analysis**
  - Prepayment History
  - Premium over par
  - "Hedgability"
  - Liquidity

ARMOUR RESIDENTIAL REIT

# ARMOUR REIT Portfolio and Balance Sheet Highlights

- Agency mortgage portfolio valued at $845 million[(1)].
- Gross asset duration estimate of 2.60.
- Net balance sheet duration estimate of 1.33.
- REPO borrowings of $787 million.
- Swaps and Eurodollar futures to replicate swaps total $255 million.
- True cash on hand of $15.4 million.
- Short-term principal and interest receivables of $9.6 million.
- Unpledged assets on the balance sheet of $14.0 million.
- 12,014,054 shares of common stock outstanding (NYSE/Amex: "ARR").

NOTE: Information as of November 22, 2010.
(1) Based on independent third party pricing

ARMOUR RESIDENTIAL REIT

# ARMOUR REIT Dividends

- 2010 Dividends
  - During the first three quarters of 2010, ARMOUR paid $1.16 in dividends.
  - All dividends were paid from taxable REIT earnings.
- Q4 2010 Dividend.
  - ARMOUR will announce and pay a Q4 2010 dividend in December 2010.
- Starting in January 2011, ARMOUR will pay dividends monthly.
  - On the second business day of every quarter ARMOUR will announce the monthly dividend rate for that quarter.
  - The shareholder record date will be the 15th of every month, payable on the second to last business day of that month.

**ARMOUR 2010 Dividends**

| | Record Date | Pay Date | Cash Dividend | Return on Equity |
|---|---|---|---|---|
| Q1 2010 | 3/15/2010 | 4/29/2010 | $0.40 | 17.1% |
| Q2 2010 | 6/3/2010 | 7/29/2010 | $0.40 | 17.2% |
| Q3 2010 | 9/23/2010 | 10/29/2010 | $0.36 | 19.6% |
| Q4 2010 | December 2010 | December 2010 | TBA | TBA |

**2011 Dividend Record Date and Payment Schedule**

| | Record Date | Payment Date | | Record Date | Payment Date |
|---|---|---|---|---|---|
| January | 15th | 28th | July | 15th | 28th |
| February | 15th | 25th | August | 15th | 30th |
| March | 15th | 30th | September | 15th | 29th |
| April | 15th | 28th | October | 15th | 28th |
| May | 15th | 27th | November | 15th | 29th |
| June | 15th | 29th | December | 15th | 29th |

**NOTE:** The 2011 dividend schedule is subject to change.
Return on Equity is based on equity at inception of quarter.

ARMOUR RESIDENTIAL REIT

ARMOUR REIT Current Portfolio and Liability Information

ARMOUR REIT Portfolio Composition

ARMOUR REIT Portfolio & Liability Valuation and Duration Detail

ARMOUR REIT Portfolio Constant Prepayment Rates

ARMOUR REIT REPO Composition

# ARMOUR REIT Agency Asset Class Composition

Low Loan Balance 15 Year Pass-Throughs 12.6%
ARMs 5.6%
15 Year & Seasoned Pass-Throughs 18.3%
Hybrids 63.5%

| Agency Asset Class | Current Value |
|---|---|
| **ARMs** (0-18 Months to Reset) (1) | $ 47,581,584 |
| **Hybrids** (19 Months and Longer to Reset) (2) | $ 536,505,694 |
| 15 Year & Seasoned Pass-Throughs (3) | $ 154,936,800 |
| Low Loan Balance 15 Year Pass-Throughs (4) | $ 106,237,772 |
| Total | $ 845,261,850 |

(1) The weighted average months to reset is 6.
(2) The weighted average months to reset is 70.
(3) Longest final maturity is April 2027.
(4) Maximum original loan balance of $85,000.

The above amounts do not include $1.5M due to settle December 16th.

ARMOUR RESIDENTIAL REIT

# ARMOUR REIT ARM and Hybrid Security Composition

85-120 MTR
8.0%
0-18 MTR
8.1%
19-36 MTR
3.2%
37-60 MTR
33.8%
61-84 MTR
46.9%

| Months to Reset | Current Value | Weighted Average Months to Reset |
|---|---|---|
| 0-18 | $ 47,581,584 | 6 |
| 19-36 | $ 18,843,888 | 29 |
| 37-60 | $ 197,306,339 | 52 |
| 61-84 | $ 273,887,800 | 79 |
| 85-120 | $ 46,467,667 | 115 |
| Total | $ 584,087,278 | 65 |

**Note:** Percentages are based on the total market value of both ARMs and hybrids.

The above amounts do not include $1.5M due to settle December 16th.

ARMOUR RESIDENTIAL REIT

# ARMOUR REIT Agency Type Composition

Ginnie Mae
7.3%
Freddie Mac
27.3%
Fannie Mae
65.4%

| Agency Type | Current Value |
|---|---|
| Fannie Mae | $ 553,082,998 |
| Freddie Mac | $ 230,527,390 |
| Ginnie Mae | $ 61,651,462 |
| Total | $ 845,261,850 |

The above amounts do not include $1.5M due to settle December 16th.

ARMOUR RESIDENTIAL REIT

# ARMOUR REIT Portfolio and Liability Valuation and Duration Detail

| Agency Asset Class | Weighted Average Purchase Price | Weighted Average Current Market Price | Weighted Average Coupon | Estimated Effective Duration Using Current Values |
|---|---|---|---|---|
| ARMs | 104.3% | 104.4% | 3.59 | 0.92 |
| Hybrids | 104.4% | 104.9% | 4.03 | 2.35 |
| 15 Year & Seasoned Pass-Throughs | 105.2% | 105.1% | 4.13 | 3.58 |
| Low Loan Balance 15 Year Pass-Throughs | 106.0% | 107.9% | 4.72 | 3.23 |
| **Totals** | **104.7%** | **105.3%** | **4.11** | **2.60** |

Duration estimates are derived from third-party software. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty.

Market prices for our securities are obtained from independent third party sources.

As rates go down the value of our swaps and Eurodollar futures will typically decline. Inversely, as rates go up, the value of the swaps and Eurodollar futures will typically increase.

Asset and futures durations are as of 11/22/2010. Swap positions are as of 11/23/2010.

| Estimated Balance Sheet Duration | Amount | Estimated Duration | Duration Effect on Balance Sheet |
|---|---|---|---|
| Agency Assets | $ 845,261,850 | 2.60 | 2.60 |
| Eurodollar Futures | $ 235,000,000 | 2.88 | -2.88 |
| Interest Rate Swaps | $ 20,000,000 | 2.96 | -2.96 |
| | Estimated Balance Sheet Duration | | **1.33** |

ARMOUR RESIDENTIAL REIT

# ARMOUR REIT Portfolio Constant Prepayment Rates (CPR)

**Monthly Portfolio Constant Prepayment Rate**

25
20
15
10
5
0
8.6
12.9
10.0
20.7
18.8
16.0
11.9
12.6
9.5
11.1
11.6
10.9
December-09
January-10
February-10
March-10
April-10
May-10
June-10
July-10
August-10
September-10
October-10
November-10

**November 2010 Agency Asset Class CPR**

25
20
15
10
5
0
15.2
11.3
22.1
6.0
ARMs
Hybrids
15 Year & Seasoned Pass-Throughs
Low Loan Balance 15 Year Pass-Throughs

- ARMOUR expenses amortization as it occurs.
- Constant Prepayment Rate (CPR) is the annualized equivalent of single monthly mortality (SMM). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs.
- CPR is reported on the 4th business day of the month for the previous month's prepayment activity.

ARMOUR RESIDENTIAL REIT

# ARMOUR REIT REPO Composition

| REPO Counter-Party | Principal Borrowed | | Percentage of REPO Positions with ARMOUR | Weighted Average Maturity in Days | Longest Maturity in Days |
|---|---|---|---|---|---|
| MF Global Inc. | $ | 130,431,000 | 16.6% | 84 | 114 |
| Guggenheim Liquidity Services, LLC | $ | 105,130,000 | 13.4% | 96 | 116 |
| Cantor Fitzgerald & Co. Inc. | $ | 103,098,000 | 13.1% | 14 | 23 |
| South Street Securities LLC | $ | 101,373,404 | 12.9% | 26 | 30 |
| Goldman, Sachs & Co. | $ | 101,103,000 | 12.8% | 24 | 28 |
| Nomura Securities International, Inc. | $ | 97,300,000 | 12.4% | 35 | 77 |
| RBS Securities Inc. | $ | 77,067,000 | 9.8% | 24 | 30 |
| Mizuho Securities USA Inc. | $ | 40,151,000 | 5.1% | 17 | 18 |
| Jefferies & Company, Inc. | $ | 31,822,000 | 4.0% | 48 | 49 |
| **Total or Weighted Average** | **$** | **787,475,404** | **100.0%** | **44** | **116** |

| | |
|---|---|
| **Weighted Average Haircut** | **5.27%** |
| **Weighted Average Repo Rate** | **0.31%** |

**Note:** ARMOUR has signed MRAs with 12 counter-parties. Repo data is as of 11/22/2010.

ARMOUR RESIDENTIAL REIT

ARMOUR REIT Investment Management Team

Mark R. Gruber, CFA is Head of Portfolio Management of ARRM, the manager of ARMOUR REIT. From April 2008 until joining ARRM, the manager of ARMOUR REIT, Mr. Gruber managed a $1.1 billion mortgage portfolio for Penn Mutual Life Insurance. From June 2005 to March 2008, Mr. Gruber was Vice-President of Research and Trading at Bimini Capital Management, Inc., a publicly traded real estate investment trust that managed $4 billion in agency mortgage assets. Mr. Gruber previously worked for Lockheed Martin at the Knolls Atomic Power Laboratory where he was an engineer for the Naval Nuclear Propulsion Program. Mr. Gruber holds an MBA with University Honors from the Tepper School of Business at Carnegie Mellon, an M.S. in Mechanical and Aerospace Engineering from the University of Virginia, and a B.S. in Mechanical Engineering with High Honors from Lehigh University.

Scott J. Ulm is the Co-Chief Executive Officer, Chief Investment Officer and Head of Risk Management of ARMOUR REIT.  Mr. Ulm has 24 years of structured finance and debt capital markets experience, including mortgage-backed securities.  Mr. Ulm has advised numerous U.S., European, and Asian financial institutions and corporations on balance sheet and capital raising matters.  From 2005 to 2009, Mr. Ulm was Chief Executive Officer of Litchfield Capital Holdings. From 1986 to 2005, he held a variety of senior positions at Credit Suisse both in New York and London including Global Head of Asset-Backed Securities, Head of United States and European Debt Capital Markets and the Global Co-Head of Collateralized Debt Obligations, both cash and synthetic. While at Credit Suisse, Mr. Ulm was responsible for the underwriting and execution of more than $100 billion of mortgage and asset-backed securities.   At Credit Suisse, he was a member of the Fixed Income Operating Committee and the European Investment Banking Operating Committee. Mr. Ulm holds a B.A. summa cum laude from Amherst College, an M.B.A. from Yale School of Management and a J.D. from Yale Law School.

Jeffrey J. Zimmer is the Co-Chief Executive Officer, President and Chief Financial Officer of ARMOUR REIT.  Mr. Zimmer has significant experience in the mortgage-backed securities market over a 26 year period.  From September 2003 through March 2008, he was the co-founder and Chief Executive Officer of Bimini Capital Management, Inc., a publicly traded REIT which in 2005 managed over $4.0 billion of agency mortgage assets and approximately $4.0 billion in short term repurchase liabilities, as well as $100.0 million on long term debt. Subsequent to Bimini’s purchase of an ALT-A mortgage origination platform in late 2005, Bimini decreased the agency mortgage portfolio to finance the origination business. At the end of 2005, 2006 and 2007 agency assets under management were approximately $3.8 billion, $3.0 billion and $972 million respectively. As of March 31, 2008, agency assets under management were $0.602 billion. From 1990 to 2003, Mr. Zimmer was a managing Director at RBS/Greenwich Capital in the Mortgage-Backed and Asset-Backed Department where he held various positions that included working closely with some of the nation's largest mortgage banks, hedge funds, and investment management firms on various mortgage-backed securities investments.  Mr. Zimmer was employed at Drexel Burnham Lambert in the institutional mortgage-backed sales area from 1984 until 1990.  He received his M.B.A. in finance from Babson College and a B.A. in economics and speech communication from Denison University.

3001 Ocean Drive Suite 201 Vero Beach, FL 32963 772-617-4340 www.armourreit.com